UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 9, 2015
ECHELON CORPORATION.
(Exact Name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-29748 (Commission File Number)	77-0203595 (I.R.S. Employer Identification No.)
550 Meridian Avenue San Jose, California (Address of Principal Executive Offices)		95126 (Zip Code)
Registrant’s telephone number including area code: (408) 938-5200
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On April 9, 2015, William R. Slakey, Executive Vice President and Chief Financial Officer of Echelon Corporation (the “Company”) and one of the Company’s named executive officers in its proxy statement dated April 8, 2015 resigned from his position as an officer of the Company. Mr. Slakey’s resignation will be effective April 24, 2015. The Board of Directors appointed Mr. Michael Marszewski, currently the Company’s Chief Accounting Officer and Corporate Controller, to replace Mr. Slakey as the Company’s Chief Financial Officer effective as of April 24, 2015.

The press release issued by the Company is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated April 10, 2015, of Echelon Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ECHELON CORPORATION
By:         /s/ Ronald A. Sege
        Ronald A. Sege
Chairman of the Board
and Chief Executive Officer

Dated:    April 10, 2015

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated April 10, 2015, of Echelon Corporation.